MUNIVEST
                                                             FUND II, INC.


                               [GRAPHIC OMITTED]

                                                    STRATEGIC
                                                             Performance

                                                              Semi-Annual Report
                                                              April 30, 1998

                           MUNIVEST FUND II, INC.

The Benefits and
Risks of
Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                                          MuniVest Fund II, Inc., April 30, 1998

DEAR SHAREHOLDER

For the six-month period ended April 30, 1998, the Common Stock of MuniVest Fund II, Inc. earned $0.422 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.90%, based on a month-end net asset value of $14.41 per share. Over the same period, the total investment return on the Fund's Common Stock was +1.75%, based on a change in per share net asset value from $14.59 to $14.41, and assuming reinvestment of $0.426 per share income dividends.

For the six-month period ended April 30, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.93% for Series A, 3.81% for Series B and 3.56% for Series C.

The Municipal Market Environment

During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipali ties issued more than $72 billion in new securities, an increase of over 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, more than $100 billion in investment-grade corporate bonds have been underwritten, an increase of over 60% relative to the compar- able period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%-88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the six months ended April 30, 1998, we gradually adopted a more constructive investment outlook. We believe that the current absence of inflationary pressures will continue, and further slowing of US economic growth is likely as a result of the ongoing Asian financial crisis. In our opinion, slower economic growth, coupled with minimal inflation, should result in interest rate declines. Therefore, we have used recent periods of interest rate volatility to add higher-yielding issues to the Fund's holdings. The Fund has remained fully invested in order to seek to enhance shareholder income and participate in improving fixed-income markets that we expect in the coming months.

During the period, short-term tax-exempt interest rates traded in a relative narrow range centered around 3.50%. Recently, these interest rates rose slightly in response to temporary seasonal tax factors that should abate quickly in the coming weeks. Despite the recent moderate increase in short-term interest rates, throughout the period the leveraging of the Fund's Preferred Stock continued to generate a significant yield enhancement to Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

June 4, 1998


                                      2 & 3

                                          MuniVest Fund II, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's    Face                                                                              Value
STATE               Ratings  Ratings   Amount     Issue                                                                 (Note 1a)
=================================================================================================================================
Alabama--1.7%         AAA      Aaa    $ 7,250     Jefferson County, Alabama, Sewer Revenue Bonds, RITR, Series 7,
                                                  6.27% due 2/01/2027 (c)(e)                                             $  7,259
=================================================================================================================================
Alaska--1.3%          AA       Aa3      5,000     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                                  Pipeline--British Petroleum Oil), 7.125% due 12/01/2025                   5,544
=================================================================================================================================
Arizona--1.1%         A1+      P1       1,000     Coconino County, Arizona, PCR (Arizona Public Service Corporation
                                                  --Navajo Project), VRDN, AMT, Series A, 4.25% due 10/01/2029 (a)          1,000
                      AAA      Aaa      2,315     Maricopa County, Arizona, School District No. 3, Refunding and
                                                  Improvement Bonds (Tempe Elementary School), UT, 7.50%
                                                  due 7/01/2010 (c)                                                         2,886
                      A1+      VMIG1+     700     Phoenix, Arizona, VRDN, UT, Series 95-2, 4.10% due 6/01/2020 (a)            700
=================================================================================================================================
California--3.3%      AA       Aaa      3,825     California State Department of Water Resources, Water Systems
                                                  Revenue Bonds (Central Valley Project), Series P, 6.50% due
                                                  12/01/2006 (i)                                                            4,371
                      A        Aaa      2,000     California State Public Works Board, Lease Revenue Bonds
                                                  (Various Community College Projects), Series B, 7% due
                                                  3/01/2004 (i)                                                             2,296
                      AAA      Aaa      6,495     University of California Revenue Bonds (Multiple Purpose
                                                  Projects), Series D, 6.375% due 9/01/2002 (d)(i)                          7,141
=================================================================================================================================
Colorado--2.2%        NR*      Aa2      2,365     Colorado HFA, S/F Program, AMT, Senior Series F, 8.625% due
                                                  6/01/2025 (h)                                                             2,624
                      A1+      VMIG1+     100     Colorado Health Facilities Authority Revenue Bonds (Boulder
                                                  Community Hospital Project), VRDN, Series C, 4.40% due
                                                  10/01/2014 (a)(d)                                                           100
                      BBB      Baa1     5,940     Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                  Series C, 6.75% due 11/15/2022                                            6,417
=================================================================================================================================
Delaware--0.6%        AAA      Aaa      2,250     Delaware Transportation Authority, Transportation System Revenue
                                                  Bonds, Senior Series, 7% due 7/01/2004 (c)(i)                             2,592
=================================================================================================================================
Florida--1.0%         BBB      Baa1     3,655     Escambia County, Florida, PCR (Champion International Corp.
                                                  Project), AMT, 6.90% due 8/01/2022                                        3,991
=================================================================================================================================
Georgia--4.9%                                     Georgia Municipal Electric Authority, Power Revenue Bonds:
                      A        A        1,250       Series X, 6.50% due 1/01/2020                                           1,431
                      A+       A3      11,035       Series Y, 6.50% due 1/01/2017                                          12,521
                      NR*      NR*      6,000       UT, Series W, 6.60% due 1/01/201                                        6,897
=================================================================================================================================
Hawaii--0.5%          A        A2       2,000     Hawaii State Department of Budget and Finance, Special Purpose
                                                  Revenue Bonds (Kapi'Olani Health Obligation), 6.25% due 7/01/2021         2,135
=================================================================================================================================
Idaho--0.6%           NR*      Aaa      2,390     Idaho Housing Agency, S/F Mortgage, AMT, Series E-2, 6.90% due
                                                  1/01/2027                                                                 2,548
=================================================================================================================================
Illinois--14.2%       AA-      Aa3      6,925     Chicago, Illinois, Gas Supply Revenue Bonds (People's Gas and
                                                  Light), Series A, 6.875% due 3/01/2015                                    7,543
                      AAA      Aaa      3,000     Chicago, Illinois, Sales Tax Revenue Bonds, RITR, Series 24, 6.27%
                                                  due 1/01/2027 (c)(e)                                                      2,959
                      AAA      Aaa     10,000     Chicago, Illinois, Wastewater Transmission Revenue Refunding Bonds,
                                                  Series A, 5.35%** due 1/01/2028 (d)                                       1,953
                                                  Illinois HDA, M/F Housing Program:
                      A+       A1       6,900       Refunding, Series A, 7.375% due 7/01/2017                               7,492
                      A+       A1       6,500       Series 5, 6.75% due 9/01/2023                                           6,921
                      A+       Aa2      2,550     Illinois HDA, Residential Mortgage Revenue Bonds, AMT, Series C-1,
                                                  6.874% due 2/01/2018                                                      2,711
                      NR*      Baa1     3,235     Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                                  Hospital Project), 6.75% due 3/01/2024                                    3,530
                                                  Illinois Regional Transportation Authority:
                      AAA      Aaa      1,500       Series A, 7.20% due 11/01/2020 (b)                                      1,888
                      AAA      Aaa      7,000       Series A, 6.70% due 11/01/2021 (c)                                      8,365
                      AAA      Aaa      2,500       UT, Series C, 7.75% due 6/01/2020 (c)                                   3,328
                      AAA      Aaa      1,000       UT, Series C, 7.10% due 6/01/2025 (c)                                   1,132
                                                  Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                  Tax Revenue Refunding Bonds (McCormick Plant Expansion Project) (d):
                      AAA      Aaa     24,575       Series A, 5.30%** due 12/15/2024                                        5,697
                      AAA      Aaa     32,995       Series B, 5.096%** due 6/15/2028                                        6,285
=================================================================================================================================
Indiana--11.5%                                    Indiana Bond Bank Revenue Bonds (Guarantee--State Revolving Fund
                                                  Program), Series A:
                      AAA      NR*      2,750       6.875% due 2/01/2012                                                    3,115
                      AAA      NR*      5,750       6.75% due 2/01/2017                                                     6,473
                      AA       Aa3      2,500     Indiana Health Facilities Financing Authority, Hospital Revenue
                                                  Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                  due 2/15/2021                                                             2,625
                      NR*      Aaa      5,545     Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                  6.80% due 1/01/2017                                                       5,856
                                                  Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                  Series A:
                      AA-      Aa3      2,000       7.25% due 6/01/2015                                                     2,466
                      AA-      Aa3      3,775       6.80% due 12/01/2016                                                    4,499
                                                  Indianapolis, Indiana, Local Public Improvement Bond Bank, Refunding,
                                                  Series D:
                      AA       NR*      8,750       6.75% due 2/01/2014                                                    10,501
                      AA      NR*     11,800        6.75% due 2/01/2020                                                    13,002
=================================================================================================================================

================================================================================
Portfolio
Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
INFLOS   Inverse Floating Rate Municipal Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


                                      4 & 5

                                          MuniVest Fund II, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face                                                                             Value
STATE                  Ratings  Ratings  Amount    Issue                                                                 (Note 1a)
=================================================================================================================================
Louisiana--3.1%          NR*     A3     $ 2,000    Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                   Facilities Revenue Refunding Bonds (Trunkline Long Co.
                                                   Project), 7.75% due 8/15/2022                                          $ 2,294
                         BB      NR*     10,000    Port New Orleans, Louisiana, IDR, Refunding
                                                   (Continental Grain Company Project),
                                                   6.50% due 1/01/2017                                                     10,749
=================================================================================================================================
Maine--1.5%              AA      Aa2      6,085    Maine State Housing Authority, Mortgage Purchase,
                                                   AMT, Series C-2, 6.875% due 11/15/2023                                   6,478
=================================================================================================================================
Maryland--0.9%           A-      NR*      2,000    Maryland State Energy Financing Administration, Solid Waste
                                                   Disposal, Limited Obligation Revenue Bonds (Wheelabrator Water
                                                   Project), AMT, 6.45% due 12/01/2016                                      2,181
                                                   Maryland State Health and Higher Educational Facilities
                                                   Authority Revenue Bonds:
                         NR*     VMIG1+     100       (Pooled Loan Program), VRDN, Series A, 4.15% due
                                                      4/01/2035 (a)                                                           100
                         AAA     Aaa      1,000       (University of Maryland Medical Systems), Series B, 7% due
                                                      7/01/2022 (c)                                                         1,241
                                                   University of Maryland, University Revenue Bonds (Revolving
                                                   Equipment Loan Program), VRDN (a):
                         A1+     VMIG1+     100       Series A, 4.10% due 7/01/2015                                           100
                         A1+     VMIG1+     100       Series B, 4.10% due 7/01/2015                                           100
=================================================================================================================================
Massachusetts--2.5%      AAA     Aaa      1,000    Massachusetts State, HFA, Residential Development, Series C, 6.90%
                                                   due 11/15/2021 (f)                                                       1,086
                         AA-     A1       1,000    Massachusetts State Revenue Refunding Bonds (College Building
                                                   Authority Project), Series A, 7.50% due 5/01/2011                        1,249
                         AAA     Aaa      5,000    Massachusetts State Turnpike Authority, Metropolitan Highway
                                                   System Revenue Bonds, Series A, 5.16%** due 1/01/2028 (d)                1,005
                         A       A2       6,000    Massachusetts State Water Resource Authority, Series A, 6.50% due
                                                   7/15/2019                                                                6,994
=================================================================================================================================
Michigan--5.5%           A1+     VMIG1+     300    Grand Rapids, Michigan, Water Supply System, Revenue Refunding
                                                   Bonds, VRDN, 4% due 1/01/2020 (a)(c)                                       300
                         AA-     NR*      2,755    Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                                   Series A, 6.65% due 4/01/2023                                            2,950
                                                   Michigan State, HDA, S/F Mortgage Revenue Bonds:
                         AA+     NR*      5,490       Refunding, AMT, Series D, 6.85% due 6/01/2026                         5,852
                         AA+     NR*      4,885       Series A, 6.875% due 6/01/2023                                        5,129
                         A       A2       3,500    Michigan State Hospital Finance Authority, Revenue Refunding
                                                   Bonds (Detroit Medical Center Obligated Group), Series A, 6.50%
                                                   due 8/15/2018                                                            3,788
                         A       A1       2,500    Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                                   (Ford Motor Co. Project), AMT, Series A, 6.55% due 10/01/2022            2,683
                         AA-     Aa3      2,320    Royal Oak, Michigan, Hospital Finance Authority, Revenue Refunding
                                                   Bonds (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019        2,504
=================================================================================================================================
Minnesota--2.5%                                    Minnesota State, HFA, S/F Mortgage, AMT:
                         AA      Aa2      2,630       Series L, 6.70% due 7/01/2020                                         2,786
                         AA      Aa2      3,830       Series M, 6.70% due 7/01/2026                                         4,058
                         AA+     NR*      3,500    Rochester, Minnesota, Health Care Facilities Revenue Bonds
                                                   (Mayo Foundation), Series A, 5.50% due 11/15/2027                        3,515
=================================================================================================================================
Nebraska--0.6%           AAA     Aaa      2,200    Lancaster County, Nebraska, Hospital Authority No. 1, Hospital
                                                   Revenue Bonds (Bryan Memorial Hospital Project), 6.70%
                                                   due 6/01/2022 (d)(j)                                                     2,486
=================================================================================================================================
Nevada--1.7%             AAA     Aaa      2,500    Clark County, Nevada, School District, 6.75% due
                                                   12/15/2004 (c)(i)                                                        2,845
                         AAA     Aaa      1,425    Nevada Housing Division, S/F Program, AMT, Series E,
                                                   7% due 10/01/2019                                                        1,531
                         AAA     Aaa      2,500    Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                   Pacific Power Co.), AMT, 6.65% due 12/01/2017 (b)                        2,711
=================================================================================================================================
New Jersey--1.1%         AAA     Aaa      4,435    New Jersey State Housing and Mortgage Finance Agency Revenue
                                                   Bonds (Home Buyer), AMT, Series M, 6.95% due 10/01/2022 (d)              4,799
=================================================================================================================================
New York--14.5%          AAA     Aaa      9,785    Metropolitan Transportation Authority, New York, Commuter
                                                   Facilities Revenue Bonds, RITR, Series 4, 6.27% due
                                                   7/01/2027 (d)(e)                                                         9,822
                                                   New York City, New York, GO:
                         BBB+    A3       5,000       Refunding, Series G, 5.25% due 8/01/2016                              4,902
                         BBB+    A3       5,075       Refunding, Series G, 5% due 8/01/2018                                 4,808
                         BBB+    A3       2,500       Refunding, UT, Series C, 5.875% due 2/01/2016                         2,612
                         BBB+    A3         110       UT, Series B, 7% due 6/01/2016                                          118
                         BBB+    Aaa      7,500       UT, Series B, Sub-Series B-1, 7% due 8/15/2004 (i)                    8,605
                         BBB+    Aaa      4,000       UT, Series B, Sub-Series B-1, 7.25% due 8/15/2004 (i)                 4,643
                                                   New York City, New York, Municipal Water Finance Authority, Water
                                                   and Sewe System Revenue Bonds:
                         AAA     Aaa      6,250       RITR, Series 10, 6.27% due 6/15/2026 (e)                              6,266
                         AAA     Aaa      5,000       Refunding, Series C, 5% due 6/15/2021 (c)                             4,769
                         A-      Aaa      5,000       Series 93-B, 6.50% due 6/15/2002 (i)                                  5,454
                         AAA     Aaa      2,250       Series B, 5.50% due 6/15/2027 (d)                                     2,276
                         AAA     Aaa      3,000    New York State Dormitory Authority, Revenue Refunding Bonds
                                                   (University of Rochester), Series A, 5% due 7/01/2023 (d)                2,859
                         AAA     Aaa      4,000    New York State Energy Research and Development Authority,
                                                   Gas Facilities Revenue Bonds, RITR, Series 9, 6.52%
                                                   due 1/01/2021 (d)(e)                                                     4,110
=================================================================================================================================
Oregon--0.8%             A1      VMIG1+     900    Medford, Oregon, Hospital Facilities Authority Revenue Bonds
                                                   (Gross-Rogue Valley Health Services), VRDN, 4.10% due
                                                   10/01/2016 (a)                                                             900
                         NR*     VMIG1+     500    Oregon State Health, Housing, Educational, and Cultural Facilities
                                                   Authority Revenue Bonds (Guide Dogs for the Blind), VRDN, Series A,
                                                   4.45% due 7/01/2025 (a)                                                    500
                         A1+     A3       2,000    Port Saint Helens, Oregon, PCR (Portland General Electric Company Project),
                                                   VRDN, AMT, Series A, 4.15% due 8/01/2014 (a)                             2,000
=================================================================================================================================
Pennsylvania--0.3%       AA+     Aa       1,250    Pennsylvania HFA, S/F Mortgage, AMT, Series 43, 7.40% due
                                                   10/01/2014                                                               1,352
=================================================================================================================================
South Carolina--1.0%     A-      A1       3,000    Richland County, South Carolina, Solid Waste Disposal Facilities
                                                   Revenue Bonds (Union Camp Corp. Project), AMT, Series B, 7.125% due
                                                   9/01/2021                                                                3,254
                         NR*     Aa2      1,000    South Carolina State Housing Finance and Development Authority,
                                                   Mortgage Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027 (h)           1,065
=================================================================================================================================


                                      6 & 7

                                          MuniVest Fund II, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face                                                                             Value
STATE                  Ratings  Ratings  Amount    Issue                                                                 (Note 1a)
=================================================================================================================================
Texas--6.5%              AA-     Aa3    $ 2,500    Guadalupe--Blanco River Authority, Texas, Sewage and Solid
                                                   Waste Disposal Facility Revenue Bonds (du Pont (E.I.) de Nemours
                                                   and Co. Project), AMT, 6.40% due 4/01/2026                             $ 2,725
                                                   Harris County, Texas, Health Facilities Development Corporation,
                                                   Hospital Revenue Bonds:
                         NR*     A3       1,500       (Memorial Hospital Systems Project), Series A, 6.60% due
                                                      6/01/2004 (i)                                                         1,684
                         NR*     A3       1,500       (Memorial Hospital Systems Project), Series A, 6.625% due
                                                      6/01/2004 (i)                                                         1,686
                         AA      Aa3      5,000       RITR, Series 6, 6.945% due 12/01/2027 (e)                             5,369
                         AAA     Aa3      2,500       (Saint Luke's Episcopal Hospital Project), Series A, 6.625%
                                                      due 2/15/2012 (j)                                                     2,705
                         AAA     Aaa      6,000    Houston, Texas, Water and Sewer System Revenue Bonds, RITR,
                                                   Series 5, 6.27% due 12/01/2027 (c)(e)                                    6,022
                         A+      A2       2,500    Matagorda County, Texas, Port of Bay City Authority Revenue Bonds
                                                   (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026               2,702
                         AA      Aa       4,000    North Central, Texas, Health Facility Development Corporation
                                                   Revenue Bonds (Baylor University Medical Center), INFLOS,
                                                   Series A, 9.664% due 5/15/2001 (e)(i)                                    4,715
=================================================================================================================================
Virginia--3.7%           A-      A1       3,115    Isle Wright County, Virginia, IDA, Solid Waste Disposal Facilities
                                                   Revenue Bonds (Union Camp Corp. Project), AMT, 6.55%
                                                   due 4/01/2024                                                            3,386
                                                   Virginia State, HDA (Commonwealth Mortgage):
                         AA+     Aa1      2,000       AMT, Series B, Sub-Series B-2, 6.85% due 1/01/2027                    2,101
                         AA+     NR*      2,500       AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019                    2,659
                         AA+     Aa1      2,000       Series B, Sub-Series B-5, 6.90% due 7/01/2013                         2,074
                         AA+     Aa1      5,100       Series H, 6.85% due 7/01/2014                                         5,476
=================================================================================================================================
Washington--4.0%         AAA     NR*      2,395    Washington State Housing Finance Commission, S/F Mortgage Revenue
                                                   Refunding Bonds, Series D, 6.95% due 7/01/2017 (f)(g)                    2,510
                                                   Washington State Public Power Supply System, Revenue Refunding Bonds,
                                                   Series B:
                         AA-     Aa1      4,950       (Nuclear Project No. 1), 7.25% due 7/01/2009                          5,838
                         AA-     Aa1      5,000       (Nuclear Project No. 1), 7.125% due 7/01/2016                         6,069
                         AAA     Aaa      1,900       (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                     2,308
=================================================================================================================================
Wisconsin--1.1%          AA      Aa3      2,250    Wisconsin Housing and EDA, Home Ownership Revenue Bonds, AMT,
                                                   Series D, 6.65% due 7/01/2025                                            2,374
                         NR*     A3       2,000    Wisconsin State Health and Educational Facilities Authority,
                                                   Revenue Refunding Bonds (Saint Claire Hospital Project),
                                                   7% due 2/15/2011                                                         2,161
=================================================================================================================================
Wyoming--2.8%            BBB-    Baa2     5,000    Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                   (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024                  5,541
                                                   Wyoming Community Development Authority, S/F Mortgage:
                         AA      Aa2      1,500       AMT, Series H, 7.10% due 6/01/2012                                    1,611
                         AA      Aa2      4,540       Series B, 6.70% due 6/01/2017                                         4,800
=================================================================================================================================
Puerto Rico--0.1%        A1+     VMIG1+     500    Puerto Rico Commonwealth, Governmental Development Bank, Refunding,
                                                   VRDN, 3.90% due 12/01/2015 (a)(d)                                          500
=================================================================================================================================
                         Total Investments (Cost--$385,183)--97.1%                                                        409,639
                         Other Assets Less Liabilities--2.9%                                                               12,260
                                                                                                                         --------
                         Net Assets--100.0%                                                                              $421,899
                                                                                                                         ========
=================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)  AMBAC Insured.
(c)  FGIC Insured.
(d)  MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(f)  FNMA Collateralized.
(g)  GNMA Collateralized.
(h)  FHA Insured.
(i)  Prerefunded.
(j)  Escrowed to maturity.
*    Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+    Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

----------------------------------------------------------
                                                Percent of
S&P Rating/Moody's Rating                       Net Assets
----------------------------------------------------------
AAA/Aaa..........................................   37.0%
AA/Aa............................................   31.2
A/A..............................................   18.0
BBB/Baa..........................................    4.6
BB/Ba............................................    2.5
NR (Not Rated)...................................    1.6
Other+...........................................    2.2
----------------------------------------------------------
+ Temporary investments in short-term municipal securities.


                                      8 & 9

                                          MuniVest Fund II, Inc., April 30, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of April 30, 1998
====================================================================================================================================
Assets:          Investments, at value (identified cost--$385,183,107) (Note 1a)..............                       $409,639,386
                 Cash.........................................................................                             51,599
                 Receivables:
                   Securities sold............................................................      $ 17,069,987
                   Interest...................................................................         6,879,801       23,949,788
                                                                                                    ------------
                 Deferred organization expenses (Note 1e).....................................                              3,338
                 Prepaid expenses and other assets............................................                             16,366
                                                                                                                     ------------
                 Total assets.................................................................                        433,660,477
                                                                                                                     ------------
=================================================================================================================================
Liabilities:     Payables:
                   Securities purchased.......................................................        11,220,606
                   Dividends to shareholders (Note 1f)........................................           314,335
                   Investment adviser (Note 2)................................................           175,786       11,710,727
                                                                                                    ------------
                 Accrued expenses and other liabilities.......................................                             50,328
                                                                                                                     ------------
                 Total liabilities............................................................                         11,761,055
                                                                                                                     ------------
=================================================================================================================================
Net Assets:      Net assets...................................................................                       $421,899,422
                                                                                                                     ============

Capital:         Capital Stock (200,000,000 shares authorized) (Note 4):
                   Preferred Stock, par value $.05 per share (5,400 shares of AMPS* issued
                   and outstanding at $25,000 per share liquidation preference)...............                       $135,000,000
                   Common Stock, par value $.10 per share (19,907,055 shares issued
                   and outstanding)...........................................................      $  1,990,705
                 Paid-in capital in excess of par.............................................       277,543,484
                 Undistributed investment income--net.........................................         2,482,177
                 Accumulated realized capital losses on investments--net (Note 5).............       (19,573,223)
                 Unrealized appreciation on investments--net..................................        24,456,279
                                                                                                    ------------
                 Total--Equivalent to $14.41 net asset value per share of Common Stock
                 (market price--$13.625)......................................................                        286,899,422
                                                                                                                     ------------
                 Total capital................................................................                       $421,899,422
                                                                                                                     ============
=================================================================================================================================
                * Auction Market Preferred Stock.
                  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Six Months Ended April 30, 1998
=================================================================================================================================
Investment       Interest and amortization of premium and discount earned.....................                       $ 12,127,663
Income (Note 1d):
=================================================================================================================================
Expenses:        Investment advisory fees (Note 2)............................................       $ 1,051,050
                 Commission fees (Note 4).....................................................           171,178
                 Professional fees............................................................            34,442
                 Accounting services (Note 2).................................................            30,523
                 Transfer agent fees..........................................................            29,555
                 Custodian fees...............................................................            16,028
                 Directors' fees and expenses.................................................            14,631
                 Listing fees.................................................................            12,157
                 Printing and shareholder reports.............................................            10,284
                 Pricing fees.................................................................             7,162
                 Amortization of organization expenses (Note 1e)..............................               547
                 Other........................................................................            16,849
                                                                                                     -----------
                 Total expenses...............................................................                          1,394,406
                                                                                                                      -----------
                 Investment income--net.......................................................                         10,733,257
                                                                                                                      -----------
=================================================================================================================================
Realized &       Realized gain on investments--net............................................                          5,094,231
Unrealized Gain  Change in unrealized appreciation on investments--net........................                         (8,302,457)
(Loss) on                                                                                                             -----------
Investments--Net Net Increase in Net Assets Resulting from Operations.........................                        $ 7,525,031
(Notes 1b, 1d                                                                                                         ===========
& 3):
=================================================================================================================================
                  See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Six     For the
                                                                                                    Months Ended   Year Ended
                                                                                                      April 30,    October 31,
Increase (Decrease) in Net Assets:                                                                      1998          1997
=================================================================================================================================
Operations:      Investment income--net.......................................................      $ 10,733,257     $ 22,313,979
                 Realized gain on investments--net............................................         5,094,231          633,564
                 Change in unrealized appreciation on investments--net........................        (8,302,457)       8,520,482
                                                                                                    ------------     ------------
                 Net increase in net assets resulting from operations.........................         7,525,031       31,468,025
                                                                                                    ------------     ------------
=================================================================================================================================
Dividends to     Investment income--net:
Shareholders       Common Stock...............................................................        (8,475,687)     (17,439,516)
(Note 1f):         Preferred Stock............................................................        (2,495,196)      (4,718,754)
                                                                                                    ------------     ------------
                 Net decrease in net assets resulting from dividends to shareholders..........       (10,970,883)     (22,158,270)
                                                                                                    ------------     ------------
=================================================================================================================================
Net Assets:      Total increase (decrease) in net assets......................................        (3,445,852)       9,309,755
                 Beginning of period..........................................................       425,345,274      416,035,519
                                                                                                    ------------     ------------
                 End of period*...............................................................      $421,899,422     $425,345,274
                                                                                                    ============     ============
=================================================================================================================================
                 * Undistributed investment income--net.......................................      $  2,482,177     $  2,719,803
                                                                                                    ============     ============
=================================================================================================================================
                   See Notes to Financial Statements.


                                     10 & 11

FINANCIAL HIGHLIGHTS

                                                                            For the
                                                                              Six
                  The following per share data and ratios have been derived  Months
                  from information provided in the financial statements.      Ended            For the Year Ended October 31,
                                                                            April 30,    -----------------------------------------
                  Increase (Decrease) in Net Asset Value:                      1998         1997       1996       1995       1994
==================================================================================================================================
Per Share         Net asset value, beginning of period .................... $  14.59     $  14.12   $  13.93   $  12.56   $  15.15
Operating                                                                   --------     --------   --------   --------   --------
Performance:      Investment income--net ..................................      .54         1.13       1.10       1.11       1.08
                  Realized and unrealized gain (loss) on investments--net .     (.16)         .46        .18       1.37      (2.53)
                                                                            --------     --------   --------   --------   --------
                  Total from investment operations ........................      .38         1.59       1.28       2.48      (1.45)
                                                                            --------     --------   --------   --------   --------
                  Less dividends and distributions to Common Stock
                  shareholders:
                    Investment income--net ................................     (.43)        (.88)      (.85)      (.85)      (.87)
                    Realized gain on investments--net .....................       --           --         --         --       (.08)
                                                                            --------     --------   --------   --------   --------
                  Total dividends and distributions to Common Stock
                  shareholders ............................................     (.43)        (.88)      (.85)      (.85)      (.95)
                                                                            --------     --------   --------   --------   --------
                  Effect of Preferred Stock activity:
                    Dividends and distributions to Preferred Stock
                    shareholders:
                      Investment income--net ..............................     (.13)        (.24)      (.24)      (.26)      (.18)
                      Realized gain on investments--net ...................       --           --         --         --       (.01)
                                                                            --------     --------   --------   --------   --------
                  Total effect of Preferred Stock activity ................     (.13)        (.24)      (.24)      (.26)      (.19)
                                                                            --------     --------   --------   --------   --------
                  Net asset value, end of period .......................... $  14.41     $  14.59   $  14.12   $  13.93   $  12.56
                                                                            ========     ========   ========   ========   ========
                  Market price per share, end of period ................... $ 13.625     $ 13.875   $ 12.625   $ 12.125   $ 10.375
                                                                            ========     ========   ========   ========   ========
==================================================================================================================================
Total Investment  Based on market price per share .........................     1.17%++     17.32%     11.43%     25.68%    (23.56%)
Return:**                                                                   ========     ========   ========   ========   ========
                  Based on net asset value per share ......................     1.75%++     10.31%      8.47%     19.27%    (10.67%)
                                                                            ========     ========   ========   ========   ========
==================================================================================================================================
Ratios to Average Expenses ................................................      .66%*        .68%       .68%       .69%       .68%
Net Assets:***                                                              ========     ========   ========   ========   ========
                  Investment income--net ..................................     5.11%*       5.30%      5.30%      5.55%      5.17%
                                                                            ========     ========   ========   ========   ========
==================================================================================================================================
Supplemental      Net assets, net of Preferred Stock, end of period
Data:             (in thousands) .......................................... $286,899     $290,345   $281,036   $277,230   $250,079
                                                                            ========     ========   ========   ========   ========
                  Preferred Stock outstanding, end of period
                  (in thousands) .......................................... $135,000     $135,000   $135,000   $135,000   $135,000
                                                                            ========     ========   ========   ========   ========
                  Portfolio turnover ......................................    69.51%       57.80%     46.58%     95.62%    114.56%
                                                                            ========     ========   ========   ========   ========
==================================================================================================================================
Leverage:         Asset coverage per $1,000 ............................... $  3,125     $  3,151   $  3,082   $  3,054   $  2,852
                                                                            ========     ========   ========   ========   ========
==================================================================================================================================
Dividends         Series A--Investment income--net ........................ $    482     $    880   $    898   $    967   $    644
Per Share on                                                                ========     ========   ========   ========   ========
Preferred Stock   Series B--Investment income--net ........................ $    468     $    872   $    879   $    891   $    693
Outstanding:+                                                               ========     ========   ========   ========   ========
                  Series C--Investment income--net ........................ $    437     $    869   $    886   $  1,070   $    634
                                                                            ========     ========   ========   ========   ========
==================================================================================================================================

*    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
+ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
++   Aggregate total investment return.
***  Do not reflect the effect of dividends to Preferred Stock shareholders.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                     12 & 13

                                          MuniVest Fund II, Inc., April 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $285,606,997 and $336,749,830, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                        Realized     Unrealized
                                                          Gains        Gains
--------------------------------------------------------------------------------
Long-term investments ..............................   $5,094,231   $24,456,279
                                                       ----------   -----------
Total ..............................................   $5,094,231   $24,456,279
                                                       ==========   ===========
--------------------------------------------------------------------------------

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $24,456,279, of which $28,131,531 related to appreciated securities and $3,675,252 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $385,183,107.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1998 and for the year ended October 31, 1997 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.78%; Series B, 3.57%; and Series C, 3.70%.

As of April 30, 1998, there were 5,400 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $88,208 as commissions.

5. Capital Loss Carryforward:

At October 31, 1997, the Fund had a net capital loss carryforward of approximately $17,782,000, of which $3,734,000 expires in 2002 and $14,048,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069776 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVT

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           16807--4/98


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